UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2015

PRESS GANEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37398	20-0259496
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

401 Edgewater Place
Suite 500
Wakefield Massachusetts 02421
(Address of principal executive offices) (Zip Code)

(781) 295-5000
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 27, 2015, in connection with the closing of the initial public offering (the “IPO”) by Press Ganey Holdings, Inc. (the “Company”) of shares of its common stock, the Registration Rights Agreement, dated as of May 27, 2015 (the “Registration Rights Agreement”), was entered into by and among the Company and Vestar Capital Partners V, L.P., Vestar Capital Partners V-A, L.P., Vestar Capital Partners V-B, L.P., Vestar Executives V, L.P., Vestar Co-Invest V, L.P., Vestar Investors V, L.P., and Vestar/PGA Investors, LLC, substantially in the form previously filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (File No. 333-203248), as amended. The foregoing description of the Registration Rights Agreement is qualified by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On May 27, 2015, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the IPO. The Company’s board of directors and stockholders previously approved the Amended and Restated Certificate to be filed upon the closing of the IPO.

The Amended and Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) authorize 350,000,000 shares of common stock; (ii) authorize 50,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; and (vii) designate the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owned by, or other wrongdoing by, any of the Company’s directors, officers, employees or agents to the Company or the Company’s stockholders.

The foregoing description of the amendments made by the Amended and Restated Certificate is qualified by reference to the Amended and Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On May 27, 2015, in connection with the closing of the IPO, amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Company’s board of directors to become effective upon the closing of the IPO, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Amended and Restated Certificate.

The foregoing description of the amendments made in the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Press Ganey Holdings, Inc.

3.2	Amended and Restated Bylaws of Press Ganey Holdings, Inc.

4.1

Registration Rights Agreement, dated as of May 27, 2015, by and among Press Ganey Holdings, Inc. and Vestar Capital Partners V, L.P., Vestar Capital Partners V-A, L.P., Vestar Capital Partners V-B, L.P., Vestar Executives V, L.P., Vestar Co-Invest V, L.P., Vestar Investors V, L.P., and Vestar/PGA Investors, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESS GANEY HOLDINGS, INC.

Date: May 27, 2015	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Press Ganey Holdings, Inc.

3.2	Amended and Restated Bylaws of Press Ganey Holdings, Inc.

4.1

Registration Rights Agreement, dated as of May 27, 2015, by and among Press Ganey Holdings, Inc. and Vestar Capital Partners V, L.P., Vestar Capital Partners V-A, L.P., Vestar Capital Partners V-B, L.P., Vestar Executives V, L.P., Vestar Co-Invest V, L.P., Vestar Investors V, L.P., and Vestar/PGA Investors, LLC.

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